UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 20, 2026

ARTELO BIOSCIENCES, INC.
(Exact name of Company as specified in its charter)

Nevada	001-38951	33-1220924
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

505 Lomas Santa Fe, Suite 160 Solana Beach, CA USA	92075
(Address of principal executive offices)	(Zip Code)

(858) 925-7049
(Company’s telephone number, including area code)

 ______________________________________________

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Company under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	ARTL	The Nasdaq Stock Market LLC

Indicate by check mark whether the Company is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging Growth Company ☐

If an emerging growth company, indicate by check mark if the Company has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

On March 20, 2026, Artelo Biosciences, Inc. (the “Company”) entered into a Securities Purchase Agreement, dated as of March 20, 2026 (the “Purchase Agreement”), with Labrys Fund II, L.P., a Delaware limited partnership (“Labrys”), pursuant to which the Company issued a 10% promissory note in the aggregate principal amount of $315,000.00, which includes an original issue discount of $15,000.00, for an aggregate purchase price of $300,000.00 (the “Note”).

The maturity date of the Note shall be 12 months from its issue date of March 20, 2026 (the “Issue Date”). The Company may prepay the Note in full at any time prior to the date that is 181 calendar days following the Issue Date upon written notice to Labrys. The Company is responsible for $7,500 of Labrys’s due diligence and legal fees in connection with the Purchase Agreement. The Company intends to use the proceeds of the Note for business development and general working capital purposes.

Upon the occurrence of any Event of Default (as defined in the Note), the Note shall become immediately due and payable and the Company shall pay to Labrys, in full satisfaction of its obligations thereunder, an amount equal to the principal amount then outstanding plus accrued interest (including any Default Interest (as defined in the Note)) through the date of full repayment multiplied by 150% (collectively the “Default Amount”), as well as all costs, including, without limitation, legal fees and expenses, of collection, all without demand, presentment or notice, and Labrys shall be entitled to exercise all other rights and remedies available at law or in equity.

Labrys shall have the right at any time on or following the earlier of (i) the date that is 180 calendar days after the Issue Date or (ii) the date that any of the Conversion Shares (as defined in the Purchase Agreement) are registered for resale pursuant to a registration statement or prospectus filed by the Company with the SEC, to convert all or any portion of the then outstanding and unpaid principal amount and interest (including any Default Amount) into fully paid and non-assessable shares of the Company’s common stock, $0.001 par value per share (the “Common Stock”). The conversion price for the Conversion Shares shall be equal to 75% of the average of the two lowest closing bid prices for the Common Stock during the 10 trading day period ending on the latest complete trading day prior to the date of conversion. Labrys is prohibited from converting any amount of the Note that would result in it and its affiliates beneficially owning more than 4.99% of the outstanding shares of Common Stock, which it may increase or decrease to any other percentage not in excess of 9.99% upon written notice to the Company.

The Purchase Agreement contains customary representations, warranties, conditions and indemnification obligations of the parties. The representations, warranties and covenants contained in such agreement were made only for purposes of such agreement and as of specific dates, were solely for the benefit of the parties to such agreement and may be subject to limitations agreed upon by the contracting parties.

The Purchase Agreement and the Note are filed as Exhibit 10.1 and Exhibit 10.2 to this Current Report on Form 8-K, respectively, and the description above of the material terms of the Purchase Agreement and the Note is qualified in its entirety by reference to such exhibits.

Item 3.02 Unregistered Sales of Equity Securities.

The information set forth under Item 1.01 of this Current Report on Form 8-K is incorporated hereby reference.

The securities that may be issued by the Company to Labrys under the Purchase Agreement are being offered and sold by the Company to Labrys in transactions that are exempt from the registration requirements of the Securities Act of 1933, as amended (the “Securities Act”), in reliance on Section 4(a)(2) of the Securities Act and Rule 506(b) of Regulation D thereunder. In the Purchase Agreement, Labrys represented to the Company, among other things, that it is an “accredited investor” (as such term is defined in Rule 501(a) of Regulation D under the Securities Act). Accordingly, the offer and sale by the Company of the securities that may be issued and sold to Labrys under the Purchase Agreement have not been and will not be registered under the Securities Act or any applicable state securities or “Blue Sky” laws and, therefore, such securities may not be offered or sold in the United States absent registration or an exemption from registration under the Securities Act and any applicable state securities or “Blue Sky” laws.

This Current Report on Form 8-K shall not constitute an offer to sell or a solicitation of an offer to buy any securities of the Company, nor shall there be any sale of any securities of the Company in any state or other jurisdiction in which such an offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state or other jurisdiction.

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Item 7.01 Regulation FD Disclosure.

On March 25, 2026, the Company issued a press release to announce a strategic expansion opportunity for ART27.13 in muscle preservation for patients undergoing glucagon-like peptide-1 receptor agonist therapy. A copy of the press release is attached hereto as Exhibit 99.1.

The information furnished pursuant to this Item 7.01 (including Exhibit 99.1) shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference into any filing under the Exchange Act or the Securities Act, except as expressly set forth by specific reference in such a filing.

Forward-Looking Statements

The press release attached as Exhibit 99.1 hereto and the statements contained therein may include “forward-looking statements” within the meaning of Section 27A of the Securities Act and Section 21E of the Exchange Act, which statements involve substantial risks and uncertainties. Forward-looking statements generally relate to future events or the Company’s future financial or operating performance. In some cases, you can identify these statements because they contain words such as “may,” “will,” “believes,” “expects,” “anticipates,” “estimates,” “projects,” “intends,” “should,” “seeks,” “future,” “continue,” “plan,” “target,” “predict,” “potential,” or the negative of such terms, or other comparable terminology that concern the Company’s expectations, strategy, plans, or intentions. Forward-looking statements relating to expectations about future results or events are based upon information available to the Company as of today’s date and are not guarantees of the future performance of the Company, and actual results may vary materially from the results and expectations discussed. The Company’s expectations and beliefs regarding these matters may not materialize, and actual results in future periods are subject to risks and uncertainties that could cause actual results to differ materially from those projected, including risks and uncertainties described in the Company’s Annual Reports on Form 10-K, Quarterly Reports on Form 10-Q and Current Reports on Form 8-K, and other filings with the Securities and Exchange Commission. All subsequent written and oral forward-looking statements concerning the Company or other matters and attributable to the Company or any person acting on its behalf are expressly qualified in their entirety by the cautionary statements above. The Company does not undertake any obligation to publicly update any of these forward-looking statements to reflect events or circumstances that may arise after the date hereof, except as required by law.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
10.1	Securities Purchase Agreement, dated as of March 20, 2026, by and between Artelo Biosciences, Inc. and Labrys Fund II, L.P.
10.2	Promissory Note, dated March 20, 2026, by and between Artelo Biosciences, Inc. and Labrys Fund II, L.P.
99.1	Press Release dated March 25, 2026
104	Cover Page Interactive Data File (embedded within the XBRL document)

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: March 26, 2026	ARTELO BIOSCIENCES, INC.

/s/ Gregory D. Gorgas
Name: Gregory D. Gorgas
Title: Chief Executive Officer and President

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